2017 Cantor Fitzgerald Global Healthcare Conference September 25-26, 2017

Forward Looking Statements The expected rate of growth in royalty-bearing product sales by PDL’s existing licensees; Our ability to realize the benefits of our investment in Noden Pharma DAC and LENSAR, Inc.; The ability of PDL’s licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful; Failure to acquire additional sources of revenues sufficient to continue operations; Competitive or market pressures on our licensees, borrowers and royalty counterparties; The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction; Changes in any of the assumptions on which PDL’s projected revenues are based; Changes in foreign currency rates; Positive or negative results in PDL’s attempt to acquire income generating assets; Our ability to utilize our net operating loss carryforwards and certain other tax attributes; The outcome of litigation or disputes, including potential product liability; and The failure of licensees to comply with existing license agreements, including any failure to pay royalties due. This presentation contains forward-looking statements, including PDL’s expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following: Other factors that may cause PDL’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL’s filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL’s filings with the SEC may be obtained at the "Investor Relations" section of PDL’s website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement. 2

PDL at a Glance 1 Direct Flow Medical is not included because monetization is on-going. F. 3 PDL BioPharma seeks to provide a significant return for its shareholders by acquiring and managing a portfolio of companies, products, royalty agreements and debt facilities in the biotech, pharmaceutical and medical device industries. CURRENT EQUITY INVESTMENTS:  Noden Pharma DAC, an Irish domiciled specialty pharma company.  PDL currently has 100% ownership.  Tekturna® and Tekturna HCT® in US and Rasilez® and Rasilez HCT® in the rest of world.  LENSAR, a U.S. based leader in next generation femtosecond cataract laser surgery  Wholly owned subsidiary of PDL as of May 11, 2017. CURRENT HEALTHCARE ROYALTY & DEBT DEALS1:  Completed deals with average annualized internal rate of return of 15.9% and total cash returned of $587 million.  Current income generating debt deals representing deployed and committed capital of $20 million: CareView.  Current royalty transactions representing deployed and committed capital of $396 million: Depomed, VB, University of Michigan, Kybella and AcelRx.

 Ensure effective and compliant marketing and sales execution of specialty products and high-value/difficult-to-formulate generic products  Continue focus on sustainable quality and compliance programs  Select the right products for internal and partnership development  Develop, file and launch on time and capitalize on market opportunities PDL Future: Focus on Growth Opportunities Specialty Pharma  Diversification via acquisition of additional specialty pharma products and companies with a focus on under commercialized products.  Noden expansion, commercializing products in U.S and in key markets in the rest of world.  Use proceeds from completed royalty and debt deals to fund acquisitions. Royalty & Debt Deals  Fewer investments in royalty transactions and still fewer debt transactions.  Potential monetization of current portfolio to fund acquisitions.  Recently completed sale of kaléo asset.

Ticker PDLI (NASDAQ) Location Incline Village, Nevada Share Price $3.31 as of 9/20/17 Book Value $5.24 per share Current Deployed on Royalty Investments $396 million Current Deployed on Debt Investments $20 million Current Deployed on Equity Investments $139 million Cash Deployed on Concluded Transactions $444 million Return on Concluded Transactions1 15.9% NOLs2 >$119 million June 30, 2017 Cash Position $435 million Key Information and Facts 5 1. Does not include Direct Flow Medical because monetization is ongoing. 2. Estimated Net Operating Losses from LENSAR. $1 Billion Deployed

Building Value Through Investments 6 Does not include asset value of royalties from Queen et al patents. PDL’s book value increased to $5.24 in the period ending June 30, 2017 .

Experienced Leadership 7 Management John McLaughlin CEO Dominique Monnet President Christopher Stone VP, General Counsel & Secretary Peter Garcia VP & Chief Financial Officer Danny Hart VP, Business Development Steffen Pietzke VP, Finance & Chief Accounting Officer Nathan Kryszak Deputy General Counsel & Assistant Secretary Board of Directors Paul Edick David Gryska Jody Lindell John McLaughlin Samuel Saks, M.D. Paul Sandman Harold E. Selick, Ph.D. Lead Director Leadership Team with a Track Record of Success

Recent Developments

Hiring of Dominique Monnet  President  On September 11, 2017, Dominique joined PDL as its President.  Background  He brings over 30 years of biotech/pharma experience to PDL BioPharma.  He served as senior vice president and chief marketing officer of Alexion Pharmaceuticals in 2014-2015 where he was responsible for commercial operations in the U.S. and Latin America and oversaw new products and global business operations functions.  From 2002 to 2013 he was a senior commercial executive at Amgen Inc. where he served in a number of key leadership positions in the US and internationally. o As General Manager for Amgen’s Inflammation Business Unit in 2011-13, he was responsible for accelerating the growth of the Enbrel ® franchise in the highly competitive US market. o As VP and head of Amgen’s Global Marketing function in 2007-11, he led the marketing strategy and global launches of new products across therapeutic areas. o From 2002 to 2006, he served as VP of International Marketing and Business Operations, building Amgen's international commercial capability and leading the creation of its successful international franchises in oncology and nephrology.  Before joining Amgen, Mr. Monnet held positions of increasing responsibility in line commercial management and global marketing at Schering-Plough, Ciba-Geigy and ALZA. 9

Monetization of kaléo Note  Background  In April 2014, PDL entered into this $150 million debt transaction. These secured notes bear interest at 13% per annum. The principal balance is repaid to the extent that the royalties exceed the quarterly interest payment and is subject to a quarterly payment cap. Royalties are 20% of net sales of Auvi-Q and 10% of net sales of Evzio.  Auvi-Q is a drug and device combination product that assists in the proper delivery and administration of epinephrine to patients suffering severe allergic reactions.  Evzio is similar except the drug delivered is naloxone which is used to counteract the effects of an opioid overdose.  Auvi-Q and Evzio are manufactured and commercialized by kaléo which has a dedicated sales force for the products.  Sale  On September 21, 2017, PDL sold this note to a third party for 100% of the then outstanding principal and accrued interest under the Notes plus a premium of 1% of the outstanding principal, for an aggregate cash purchase price of $141.7 million, subject to an 18-month escrow holdback of approximately 1% of the aggregate cash purchase price against certain potential contingencies.  The pre-tax return on this transaction is 13.8%.

PDL Share Repurchase Program 11  Background  In March 2017, PDL’s board authorized the repurchase of PDL common stock having an aggregate value of up to $30 million through March 2018.  Total repurchased under this program over 4 months was approximately 13.3 million shares at an average price of $2.25 per share as of June 2017 with 154.1 million shares outstanding thereafter.  Current  In September 2017, PDL’s board authorized the repurchase of PDL common stock having an aggregate value of up to $25 million through September 2018.  Implementation is subject to corporate and regulatory restrictions, including having an open trading window.

Product Therapeutic & Geographic Area Hypertension - U.S. Noden Current Product Portfolio Hypertension - Rest of World

Current Noden Products United States  Tekturna® - aliskiren is a direct renin inhibitor for the treatment of hypertension that reduces plasma renin by inhibiting the conversion of angiotensinogen to angiotensin I.  Not for use with ACEIs or ARBs in patients with diabetes or renal impairment and pregnant women.  Approved in U.S. in 2007.  Tekturna HCT® - combination of aliskiren and hydrochlorothiazide, a thiazide diuretic, for the treatment of hypertension in patients not adequately controlled by monotherapy and as initial therapy in patients likely to need multiple drugs to achieve their blood pressure goals.  Not for use: (1) with ACEIs and ARBs in patients with diabetes or renal impairment; (2) in patients with known anuria or hypersensitivity to sulfonamide derived drugs; and (3) in pregnant women.  Approved in U.S. in 2009. Ex-U.S.  Rasilez® - trade name for Tekturna outside the U.S.  Approved in EU in 2007.  Rasilez® HCT - trade name for Tekturna HCT outside the U.S.  Approved in EU in 2009. 14

Tekturna Market: Hypertension  Chronic condition with serious long-term cardiovascular implications which affects about 29% of the U.S. adult population.  78 million in U.S. alone.  Majority of hypertension diagnosis and management occurs in primary care setting (PCP) with rare referrals when there are severe co-morbidities or suspected secondary causes.  ACEIs (angiotensin converting enzyme inhibitors) and ARBs (angiotensin receptor blockers) are typically first and second line therapies.  Tekturna is deemed to be an alternative to ACEIs and ARBs, especially in ACEI/ARB intolerant patients.  ~12% are intolerant of both ACEIs and ARBs = 9.3 million in U.S. alone. 15

Tekturna Products Labeling 16 For full prescribing information for Tekturna and Tekturna HCT, please visit: www.tekturna.com.

Tekturna: Safety Profile  Safety data in more than 6,460 patients, including 1,740 treated for longer than 6 months and more than 1,250 treated for longer than 1 year.  Discontinuation of therapy due to clinical adverse event occurred in 2.2% of Tekturna treated patients compared to 3.5% of placebo treated patients.  Cough: rates of cough in Tekturna treated patients were about one-third to one-half of the rates in ACEIs arms in active-controlled trials.  Seizures: single episodes of tonic-clonic seizures with loss of consciousness reported in two Tekturna treated patients. 17 Data from Clinical Trials

Tekturna: Safety Profile 18 Placebo-Controlled Trials Adverse Event Tekturna (%) Placebo (%) Edema 0.4 0.5 Diarrhea 2.3 1.2 Cough 1.1 0.6 Rash 1.0 0.3 Elevated Uric Acid 0.4 0.1 Gout 0.2 0.1 Renal Stones 0.2 0.0 Selected AE’s in Patients with Type 2 Diabetes and Chronic Kidney Disease, CV Disease, or Both Adverse Event Tekturna (n=4272) Placebo (n=4285) SAEs AEs SAEs AEs Renal Impairment 5.7 14.5 4.3 12.4 Hypotension 2.3 19.9 1.9 16.3 Hyperkalemia 1.0 38.9 0.5 28.2 Tekturna is contraindicated for use with ACEIs and ARBs in patients with diabetes or renal impairment

Tekturna: Market Research  Novartis  No active sales or marketing efforts with respect to Tekturna products for last 4 years.  Market Research  21 in-depth qualitative interviews with PCPs, cardiologists, hypertension specialists, and payers.  209 participated in quantitative survey of PCPs, cardiologists and hypertension specialists.  Key Findings  Most physicians believe Tekturna can be a useful drug for hypertension management for those who cannot tolerate ACEIs and ARBs.  Both qualitative and quantitative findings indicate that physicians appear to be open to prescribing more Tekturna and Tekturna HCT for their hypertension patients.  Reviewing a detailed product profile for Tekturna in the qualitative survey increased physician estimates for the future use.  Such promotional efforts could increase the number of Tekturna treated patients. 19

Noden Pharma Entities  Noden DAC  Domiciled in Ireland.  Expected to be a tax efficient structure.  Responsible for development and commercialization activities worldwide.  Responsible for bulk tablet manufacture worldwide and fill-and-finish ex-US.  Noden USA  Domiciled in Delaware.  Responsible for commercialization in US.  Responsible for fill-and-finish in US.  PDL  As of June 30, 2017, 100% ownership of Noden.  Noden financials consolidated with PDL financials. 20

Product Transition from Novartis Commercialization  US  Novartis initially distributed products and Noden received a transfer of profit.  Noden USA assumed commercialization responsibilities on October 5, 2016.  Noden USA fielded a dedicated contract sales force of ~40 reps and 4 district managers in late February 2017 – the first promotional effort in 4 years. o Increased dedicated contract sales force to ~60 reps and 6 district managers in August 2017.  Ex-US  Novartis distributing until transfer of marketing authorizations (projected 4Q17) and Noden DAC receiving a transfer of profit.  Noden DAC will assume commercialization responsibilities after marketing authorization transfers.  Focus internationally on EU, Canada and Switzerland; evaluate deregistrations in non- profitable countries; and pursue licensing or distributors in other potentially important territories, such as China, and Japan. Manufacturing  Novartis to supply API while Noden DAC seeks third party manufacturer but no later than November 2020.  Novartis to supply tableted product and finished product while Noden DAC seeks third party manufacturer but no later than June 2019 except for US where Noden USA has already assumed packaging and labeling responsibilities. 21

Tekturna & Tekturna HCT 22 2017 U.S. Gross Monthly Revenue $6.442 $7.193 $6.943 $6.565 $7.425 $6.491 $5.773 $7.646 $- $1.000 $2.000 $3.000 $4.000 $5.000 $6.000 $7.000 $8.000 $9.000 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 $ in millions

Noden Team  Interim CEO  Alan Markey o Previously Managing Director of Baxter Healthcare Limited (Ireland), Assistant VP for Enbrel - EU.  Head of Sales and Marketing US  Michael McCann o Previously head of US Cardiovascular at Sanofi Genzyme, VP of Global Strategic Marketing for Cardiovascular.  Head of Manufacturing/Logistics  Niall Dunne o Previously Director, Pharmaceutical Commercialization and External Manufacturing at Merck Sharp and Dohme.  Head of Quality  Loretta Cunningham o Previously Quality Manager at Alexion.  Head of Regulatory Affairs and Pharmacovigilance  Ronan Donelan o Previously Global Head of Regulatory Science at Quintiles with over 30 years of experience. 23

Novartis/Tekturna Deal  Total Tekturna Potential Purchase Price  Up to $334 million.  Closing Payments  $110 million paid to Novartis in July 2016.  First Anniversary  $89 million paid to Novartis in July 2017.  Milestones  Up to $95 million based on sales levels and generic competition.  Financing  Combination of equity and debt financing. o In connection with first anniversary payment, PDL made an additional equity investment of $32 million in June 2017. o Also provided an intercompany loan to Noden. 24

Tekturna Intellectual Property Tekturna is protected by multiple patents covering composition of matter, pharmaceutical formulation and methods of manufacture.  United States  Composition of matter protection to 2018 for Tekturna; listed in the Orange Book; possible extension for 6 months with successful completion of pediatric testing requirements.  Composition of matter protection until 2022 for Tekturna HCT.  Formulation protection until 2026 for Tekturna; listed in the Orange Book.  Formulation protection until 2028 for Tekturna HCT; listed in the Orange Book.  Methods of manufacture protection until at least 2021.  Paragraph IV filing in April 2017 by Anchen regarding Tekturna directed to the formulation patent expiring in 2026, but not to the API based patents which expire in January 2019 (Tekturna, with pediatric extension) and March 2022 (Tekturna HCT).  Noden has filed its responsive suit against Anchen and Par within the statutory deadline of 45 days and may obtain a stay of approval for up to 30 months.  Europe and ROW  Composition of matter protection until 2020 in Europe.  Formulation protection until 2025 for Tekturna and 2027 for Tekturna HCT, where granted.  Method of manufacture protection at least until 2021 where granted.  Know-How  Noden also acquired Novartis’ Know-How related to Tekturna, including that which is necessary for the manufacture of the products. 25

 LENSAR, Inc. is a leading global developer and manufacturer of Femtosecond Cataract Lasers (FLS) in the growing cataract surgery market.  Cataract surgery is the highest volume surgical procedure globally.  Market penetration of FLS approx. 7% of total procedures in U.S. while < 2% OUS.  FLS expected to grow approximately 15% in procedures annually through 2021.  LENSAR’s proprietary Laser System leads the market in innovation with Streamline III.  LENSAR has captured approximately 10% of the global procedures.  Over $170 million invested in development and commercial launch  64 employees primarily in LENSAR’s Orlando, FL headquarters. 27

LENSAR Highlights  Cataract surgery is the highest volume surgical procedure performed worldwide with over 24.9 million surgeries estimated to be performed in 2016.  Integration of preoperative diagnostics into the cataract refractive suite driving the potential growth of procedures by delivering better patient outcomes.  Existing treatments provide sub-optimal solution for astigmatism which affect 60-70% of patients with preexisting conditions and 100% of cataract surgery patients. Large and Growing Market Leading Technology Platform Compelling Business Model Positioned For Growth  Widely recognized as the technology innovator with > $170MM invested.  Broad and deep intellectual property portfolio with over 35 U.S. patents and over 60 pending.  Augmented Reality system provides unique 3D image guided custom treatments.  Recurring revenue business model with global KOL support.  Provides strong value proposition for customers as only true independent platform compatible with all ultrasound/IOL manufacturers.  Approximately 170 systems in place with approximately 90,000 cataract procedures performed to date.  LENSAR has approximately 10% of the global market of procedures performed with limited financial sales and marketing resources  Positioned for large international markets: India launched Q115; China launched Q116.  Growth opportunity in Europe by replacing early distribution partner. 28

Investments Overview

16 Royalty & Debt Investments 9 Current Deals Senior Secured Financing $60,000,000 October 2013 Senior Secured Financing $60,000,000 November 2013 7 Concluded Deals Royalty Acquisition $15,500,000 June 2014 Senior Secured Financing $40,000,000 June 2015 Royalty Acquisition $65,600,000 November 2014 Royalty Acquisition Up to $140,000,000 July 2015 Royalty Acquisition $240,500,000 October 2013 Senior Secured Financing $75,000,000 February 2014 Royalty Transaction/ Senior Secured Financing $44,000,000 November 2012 Royalty Transaction/ Senior Secured Financing $40,000,000 April 2013 Senior Secured Financing $55,000,000 July 2012 Royalty Transaction/ Senior Secured Financing $20,800,000 October 2012 Senior Secured Financing $70,000,000 October 2013 Royalty Acquisition $65,000,000 September 2015 Royalty Acquisition $9,500,000 July 2016 Written down to ~$10 MM in 4Q16 Converted to equity in Q2 2017 Senior Secured Note Purchase $150,000,000 April 2014

Royalty Acquisitions – $496MM Invested Product Licensee Counterparty Royalties Until (1) Investment Cash Received to date (2) indefinite 6/2018 5/2026 $240.5M $253.1M 9/2023 12/2026 Payoff $100.0M $120.0M 4/2022 $65.6M $6.4M 1/2032 or 3X investment $65.0M <$0.1M Until $36.7MM $15.5M $4.1M Inventor 2/2025 $9.5M <$0.1M (1) Expected dates based upon current agreements and patent expiry estimates. (2) As of 06/30/17. (3) Paid off on 03/30/17. XR 31 (3)

Concluded Investment Track Record 32 1. Total includes equity transactions. 2. Total includes actual/forecasted cash flows from royalty portion of transaction. 3. Total excludes Direct Flow Medical which is being monetized. Investments of $444 million on concluded transactions have yielded cash returns of $587 million or 15.9% in annualized returns. ($ in Millions) Deal Transaction Date Transaction Maturity Date Total Committed Amount Invested Cash Received by PDL 1x Cash Return (Years) Cash Return (Money Multiple) Pre-Taxed IRR % Merus Labs Jul-2012 Sep-2013 55.0$ 54.6$ 60.2$ 1.2 1.1 15.1% AxoGen 1 Oct-2012 Nov-2014 20.8 26.4 40.0 2.2 1.5 24.0% Durata Oct-2013 Nov-2014 70.0 40.0 46.4 1.0 1.2 20.5% Avinger 2 Apr-2013 Sep-2015 20.0 19.9 29.8 2.4 1.5 19.3% Paradigm Spine Feb-2014 Aug-2016 75.0 53.4 72.6 2.5 1.4 15.5% ARIAD Jul-2015 Mar-2017 140.0 100.0 120.0 1.7 1.2 17.5% kaleo Apr-2014 Sep-2017 150.0 150.0 217.8 3.5 1.5 13.8% Total3 530.8$ 444.3$ 586.8$ 2.2 1.3 15.9%

Financials

Second Quarter 2017 Financials 34 Q2 2017 had the highest revenue and was the most profitable quarter since Q4 2015

Confidential Information – Horizon Pharma plc ($ in millions) June 30, 2017 Cash, cash equivalents and investments $435 Total Assets $1,302 Debt: 4.00% Convertible Debt- due February 2018 ($9.17 conversion p/s) 126 2.75% Convertible Debt – due December 2021 ($3.81 conversion p/s) 150 Total Debt $276 Our strong balance sheet give us flexibility to consider strategic opportunities that support our acquisition strategy and share repurchase program 35 PDL refinanced a portion of convertible debt due February 2018 in Q4 2016, realizing a lower interest rate and extending the maturity date to December 2021. Strong Balance Sheet 1 1) PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

Conclusion

Investment Highlights and Priorities HIGHLIGHTS 37 Tekturna and Tekturna HCT are important products for treatment of hypertension with differentiated mechanism of action and potential upside in revenues if promoted appropriately. We have a team with demonstrated ability both to identify assets and conclude transactions and to commercialize products successfully. . 2017 PRIORITIES Seven active royalty and debt deals generating cash returns. . Execute on the commercialization of Noden products. . Acquire additional specialty pharmaceutical products and/or companies. . Integrate LENSAR operations and take advantage of tax efficiencies. Continue diverse capital allocation, which includes acquiring products, companies, royalties, share and convertible debt repurchases. Increase shareholder value. Strong balance sheet with a net book value of $5.24 per share and with currently over $500 million cash on hand (which includes the recent monetization of the kaléo asset). . Noden investment was immediately cash flow accretive to PDL. 37

Appendix: Additional Details and Updates on Investments

On-Going AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This is a royalty transaction for $65 million that was entered into on September 18, 2015. PDL acquired 75% of the royalty that Grünenthal pays to AcelRx for rights to commercialize Zalviso in European Union, Switzerland and Australia. As part of the transaction, PDL also receives 80% of the first four commercial milestones. PDL’s right to receive the above payments runs until the earlier of: (i) PDL receives three times the cash paid to AcelRx or $195 million; or (ii) the expiration of the licensed patents. PDL believes that the licensed patents will expire in January 2032.  Zalviso is a combination drug (sufentanil) and device product used the for the treatment of moderate-to-severe post-operative pain in the hospital setting. Sufentanil is a synthetic opioid drug that is more potent than its parent drug, fentanyl, and much more potent than morphine.  Update  Launched in 9 countries, >4800 pts in treated in 153 hospitals (May 2017).  First quarter of 2017 showed a significant increase in patients over the three previous quarters combined.  ZALVISO was selected for a Red Dot Award in the category of Product Design – Life Sciences and Medicine in the second quarter of 2017. 39

Concluded  Background  This was a royalty transaction for $100 million in exchange for a 2.5% royalty on worldwide sales on Iclusig through July 2015, increasing to 5% through the end of 2018 and to 6.5% thereafter. There is also a backup royalty on brigatinib. The duration of these royalties is until December 31, 2033 unless repurchased sooner. Further, there is a make whole provision requiring that PDL receive one times its funding by the fifth anniversary. When this agreement was entered into in July 28, 2015, it allowed Ariad to draw up to a total of $200 million but was subsequently amended.  Ariad has a call to repurchase the royalty rights at any time and PDL has a put upon the occurrence of a change of control.  Iclusig is approved for the treatment of chronic myeloid leukemia and Philadelphia chromosome–positive acute lymphoblastic leukemia. Approval of Brigatinib is being sought for the treatment of anaplastic lymphoma kinase positive (ALK+) non-small cell cancer (NSCLC).  Conclusion  In March 2017, ARIAD concluded the transaction by paying to PDL $110.7 million as required by the PDL’s put to ARIAD in connection with its acquisition by Takeda.  Return  The pre-tax return on this transaction is 17.5%. AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag. 40

Concluded  Background  This was a debt transaction for $20 million entered into on April 18, 2013. Avinger used the proceeds to support the commercialization of its approved luminvascular catheter used to clear total blockages in vessels in the leg and to support development of its then unapproved luminvascular atherectomy device used to clear partial blockages in vessels in the leg. The interest rate on the monies advanced was 12%.  In addition, PDL received a low, single digit royalty on Avinger’s net revenues through April 2018.  Conclusion  On September 22, 2015, Avinger prepaid the debt in whole, including prepayment fees, for $21.4 million. The effect of this prepayment was to reduce the low, single digit royalty on Avinger’s net sales by 50% effective as October 2015 and subject to certain minimum payments.  Return  The pre-tax return on this transaction, including forecasted cash flows from the on-going royalty through April 2018, is 19.3%. AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag. 41

Concluded AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This transaction was a hybrid royalty/debt transaction for $20.8 million entered into in October 2012 and secured by the assets of AxoGen. PDL received a combination of interest payments and royalties on sales of AxoGen products.  In August 2013, PDL purchased 1,166,666 shares of AxoGen common stock at $3.00 per share.  AxoGen manufactures and commercializes products used to bridge gaps in severed nerves as well as to protect the reconnected nerves, which gaps can occur as a result of trauma or certain surgical procedures and can impair muscle control and feeling in the affected area of the body.  Conclusion  In November 2014, AxoGen paid $30.3 million to PDL which constituted full repayment and PDL bought 643,382 shares of AxoGen common stock at $2.72 per share for a total of $1.7 million.  Return  The pre-tax return in this transaction, including gains on the sale of AxoGen common stock at various points in time, is 24%. 42

On-Going  Background  This is a debt transaction for $20 million that was entered into on June 26, 2015 and was funded on October 5, 2015 upon the attainment by CareView of a specified milestone.  This tranche has a five-year maturity and pays interest at 13.5% quarterly in arrears. As part of the transaction, PDL received a warrant to purchase approximately 4.4 million shares of common stock of CareView at exercise price of $0.45, which exercise price was reduced to $0.40 per share in a subsequent amendment to the agreement that also modified certain definitions.  The CareView system provides video and virtual bed rails to passively monitor hospital patients at risk of falling.  Update  In March 2017 announced the signing of a large member hospital group under a group purchasing agreement which covers 13 hospitals and approximately 3,600 beds.  A second tranche of $20 million is no longer available due to milestones not being achieved. AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag. 43

On-Going AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This is a royalty transaction for $240.5 million entered into on October 18, 2013, in which PDL acquired the rights to royalties and milestones on five products for type 2 diabetes.  50% of net sales of Glumetza (extended-release metformin) less GOGS until end of Depomed agreement estimated to be 2029; commercialized by Valeant.  Very low single digit royalty on net sales of Janumet XR (DPP-IV inhibitor + extended-release metformin), which is approved and commercialized by Merck, until September 2018.  Low to mid-single digit royalty on net sales of Jentadueto XR (DPP-IV inhibitor + extended- release metformin), which is approved and commercialized by Boehringer Ingelheim and Eli Lilly, until 2026.  Low to mid-single digit royalty on net sales of Invokamet XR (SGLT2 inhibitor + extended- release metformin), which is approved and commercialized by Janssen, until 2023.  Low to mid-single digit royalty on net sales of Synjardy XR (SGLT2 inhibitor + extended- release metformin), which is approved and commercialized by Boehringer Ingelheim and Eli Lilly, until 2026.  Royalty on net sales by LG Life Sciences and Valeant for sales of extended-release metformin in Korea and Canada, respectively.  PDL receives all royalties and milestone payments until it has received 2x or $481 million after which all payments are split between PDL and Depomed. The agreement terminates on the third anniversary following the latter of: (i) October 25, 2021; or (ii) no royalty payments are payable under any license agreement.  Update  As of June 2017, we have received $253.1 million in comparison to the $240.5 million we funded. As of June 30, 2017 we increased the fair value of the Depomed asset by $51.7 million as a result of lower GTN deductions and new forecasted cash flows related to the authorized generic version launched in February 2017.  in July we received a royalty payment in the amount of $6.6 million for royalties earned on Glumetza sales from the month of June. 44

On-Going AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This is a debt transaction for a total of $58 million that was entered into on November 5, 2013. PDL provided tranches of $35 million, $15 million, $5 million, $1.5 million, $1.5 million and $1.0 million on November 2013, November 2014, January 2016, July 2016, September 2016 and November 2016, respectively.  Direct Flow Medical has a transcatheter aortic valve system to treat aortic stenosis with minimal risk of aortic regurgitation, a significant clinical complication, and was developing a transcatheter mitral valve system.  In January 2017, PDL ran a foreclosure process through which PDL assumed control of most of DFM’s assets and wrote off approximately $51 million of the $61 million owned by DFM (principal + interest owed). This offset $18 million in taxes that would have otherwise been due.  In 1Q17, PDL concluded that a ~$7.45 million in transactions with a Chinese pharmaceutical company for rights to DFM assets in China and recovered $0.5 million in accounts receivables for a total of $7.95 million.  Update  PDL is the process of monetizing the remaining assets of DFM.  Through June 2017 we have received $8.1 million as part of the monetization process. 45

Concluded AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This was a debt transaction for $40 million entered into on October 31, 2013 with $25 million advanced at signing and a second tranche of $15 million advanced on May 27, 2014 upon US approval of Durata’s antibiotic, dalbavancin. The interest rate on the first trance was 14.0% which dropped to 12.75% upon the approval of dalbavancin.  Conclusion  On November 17, 2014, PDL was paid $42.7 million constituting full repayment of all sums owed including change in control and prepayment fees. The repayment was made in connection with the acquisition of Durata by Actavis plc.  Return  The pre-tax return in this transaction is 20.5%. 46

Concluded AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This is a debt transaction for $150 million that was entered into on April 1, 2014. These secured notes bear interest at 13% per annum. The principal balance is repaid to the extend that the royalties exceed the quarterly interest payment and is subject to a quarterly payment cap. Royalties are 20% of net sales of Auvi-Q and 10% of net sales of Evzio. The final maturity of the notes is June 2029, although kaléo has the right to redeem the notes at any time subject to a redemption premium.  Auvi-Q is a drug and device combination product in which the compact device uses an automatic needle retractor and voice instructions to assist in the proper delivery and administration of epinephrine to patients suffering severe allergic reactions, such as anaphylactic shock to peanuts. Evzio is similar except the drug delivered is naloxone which is used to counteract the effects of an opioid overdose, such as respiratory depression which can lead to death.  Auvi-Q and Evzio are manufactured and commercialized by kaléo which has a dedicated sales forces for these products.  Update  On September 21, 2017, PDL sold this note to a third party for 100% of the then outstanding principal and accrued interest under the Notes plus a premium of 1% of such amount, for an aggregate cash purchase price of $141.7 million, subject to an 18-month escrow of approximately 1% of the aggregate cash purchase price against certain potential contingencies.  The pre-tax return on this transaction is 13.8%. 47

On-Going  Background  This is a royalty transaction for $9.5 million that was entered into on July 8, 2016. There is the potential for additional payments of up to $1 million depending on the attainment of certain product sales targets. PDL acquired the rights of an individual to receive certain royalties on sales of Kybella by Allergan. This agreement extends until February 5, 2025.  Kybella was approved in the United States on April 29, 2015 for the treatment of adults with moderate-to-severe submental fat, which is fat below the chin.  Update  PDL began to receive royalty payments in the third quarter of 2016.  Allergan recently reported a 24.7% increase in first half 2017 Kybella revenue compared to the same period in 2016. AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag. 48

On-Going  Background  This was a debt transaction with payment of an initial tranche of $40 million as of the time that the agreement was entered into on October 1, 2013. During the middle of 2015, PDL made two advancements to Lensar of $8.5 million and $1.3 million on May 12, 2015 and September 30, 2015, respectively. while Lensar explored its strategic alternatives.  In 2015, certain of Lensar’s assets were acquired by a subsidiary of Alphaeon, who also assumed $42 million worth of Lensar’s outstanding debt and issued 1.2 million shares of Alphaeon’s Class A stock to PDL.  In December 2016, Lensar re-acquired these assets from Alphaeon and later filed for Chapter 11 bankruptcy.  Lensar is a medical device company. Its product is a femtosecond laser for refractive cataract surgery which uses augmented reality to provide superior imaging of the patient’s eye allowing efficient, precise and better placed corneal incisions. The Lensar Laser System is approved in most major countries. In addition to the hard assets of the Lensar Laser System, its installed base of systems and customers, its patents and know-how and its people, Lensar has approximately $119 million in net operating losses.  Update  Lensar has emerged from bankruptcy as a wholly-owned subsidiary of PDL. AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag. 49

Concluded AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This transaction was a debt facility for $55 million entered into in February 2014 and secured by the assets of Merus Labs.  Merus Labs used the funds to support the commercialization of Enablex, a treatment for overactive bladder, and Vancocin, an intravenous antibiotic.  Conclusion  In September 2013, Merus Labs repaid PDL in full plus certain prepayment fees resulting in a pre-tax return of 15.1%.  Return  The pre-tax return in this transaction is 15.1%. 50

Concluded AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This was a debt transaction entered into on February 14, 2014 with $50 million advanced as of signing and an additional $4 million under a modification of the original loan agreement in October 2015. The interest rate on the debt facility was 13.0% per annum, payable quarterly in arrears.  Paradigm Spine used the proceeds from the debt facility to support the commercialization of Coflex, its medical device used in the treatment of certain spinal conditions.  Conclusion  On August 29, 2016, Paradigm Spine paid $57.4 million to PDL in full repayment of the debt, including prepayment fees.  Return  The pre-tax return in this transaction is 15.5%. 51

On-Going  Background  This is a royalty transaction for $65.6 million that was entered into on November 6, 2014. PDL acquired 75% of the royalties due to the University of Michigan under its license agreement with Genzyme, a subsidiary of Sanofi. The term of this agreement runs until patent expiration, excluding any extension of the term of the patent. PDL estimates that the patent will expire in April 2022. Sanofi manufactures and commercializes Cerdelga, the sales of which generate the royalties due to the University of Michigan, 75% of which were acquired by PDL.  Cerdelga is an oral therapy for adult patients with Gaucher disease type 1, a rare genetic disorder which results in insufficient production of an enzyme. Prior to Cerdelga’s approval, most patients with Gaucher disease type 1 required weekly infusions of an enzyme to treat this condition.  Update  Cerdelga is approved in most major countries, although pricing and reimbursement decisions have lagged behind approvals in certain countries in the European Union in particular.  In May 2017, Cerdelga was approved in Canada  The National Institute of Health and Care Excellence (NICE) in the U.K. has issued a positive Final Evaluation Determination (FED) recommending Cerdelga as a first-line treatment within its marketing authorization, superseding a previous provisional rejection. AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag. 52

On-Going AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag.  Background  This is a royalty transaction for $15.5 million entered into on June 26, 2014. PDL acquired all of the royalties payable on sales of the spinal implant, Coflex, of Paradigm Spine accruing after April 1, 2014 until such time as PDL has received 2.3 times the cash advanced or $36.5 million, after which all of the royalty rights revert to the Viscogliosi Brothers.  In addition, the Viscogliosi Brothers have the right to repurchase the royalty for a specified amount up to and including June 26, 2018. 53

On-Going  Background  This is a hybrid royalty/debt transaction for $44 million initially entered into on November 2, 2012. PDL acquired from the Wohlstadters, the equity owners of Wellstat Diagnostics, the right to receive quarterly interest payments at the rate of 5% per annum (payable in cash or in kind) plus a low double digit royalty rate on Wellstat Diagnostics net revenues upon commercialization of its products. In January 2013, PDL was informed that Wellstat Diagnostics had breached the loan agreement by using funds contrary to the terms of said loan agreement and PDL sent a notice of default and accelerated all amounts due. Since that time, there have been a number of modifications to the original loan documents, the appointment of a receiver to protect the assets of Wellstat Diagnostics, the filing of court actions to protect PDL’s interests and the advancement of certain sums by PDL during a process to sell Wellstat Diagnostics.  Carrying value of the loan is $50.2 million and is based upon the available collateral from Wellstat and its guarantors.  Update  While NY court ruled Judge ruled in favor of PDL to collect from related entities who are guarantors of the loan, Wellstat appealed the ruling and it was reversed on procedural grounds. Litigation has been returned to the lower court in NY to proceed on PDL’s claims as a plenary action.  PDL has commenced a non-judicial foreclosure process to collect on the sale of certain Virginia real estate assets and certain patents licensed to BTG for which BTG is paying royalties. Awaiting a court date on motion to enjoin these processes before same lower court judge who ruled in PDL’s favor.  Further delays in a resolution may lead to PDL lowering its carrying value of the asset based upon available collateral. AcelRx ARIAD Avinger AxoGen CareView Depomed Direct Flow Durata kaléo Kybella Lensar Merus Labs Paradigm Spine U. of Michigan Viscogliosi Bros. Wellstat Diag. 54